UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2022

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number

1-32853	DUKE ENERGY CORPORATION	20-2777218
(a Delaware corporation)
526 South Church Street
Charlotte, North Carolina 28202-1803
704-382-3853

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:
Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Duke Energy	Common Stock, $0.001 par value	DUK	New York Stock Exchange LLC
Duke Energy	5.625% Junior Subordinated Debentures	DUKB	New York Stock Exchange LLC
due September 15, 2078
Duke Energy	Depositary Shares	DUK PR A	New York Stock Exchange LLC
each representing a 1/1,000th interest in a share of 5.75% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) Duke Energy Corporation (the “Corporation”) held its Annual Meeting on May 5, 2022.

(b) At the Annual Meeting, shareholders voted on the following items: (i) election of directors; (ii) ratification of the appointment of Deloitte & Touche LLP as the Corporation’s independent registered public accounting firm for 2022; (iii) an advisory vote to approve the Corporation’s named executive officer compensation; and (iv) a shareholder proposal regarding shareholder right to call for a special shareholder meeting. For more information on the proposals, see the Corporation’s proxy statement dated March 21, 2022. Set forth are the final voting results for each of the proposals.

• Election of Director Nominees

Director	Votes For	Withheld	Broker Non-Votes	Votes Cast FOR Votes Cast FOR + WITHHELD
Derrick Burks	489,133,938	6,521,573	146,252,551	98.68%
Annette K. Clayton	484,233,008	11,422,503	146,252,551	97.70%
Theodore F. Craver, Jr.	462,657,062	32,998,449	146,252,551	93.34%
Robert M. Davis	481,371,679	14,283,832	146,252,551	97.12%
Caroline Dorsa	473,402,114	22,253,397	146,252,551	95.51%
W. Roy Dunbar	488,976,467	6,679,044	146,252,551	98.65%
Nicholas C. Fanandakis	487,347,835	8,307,676	146,252,551	98.32%
Lynn J. Good	453,439,605	42,215,906	146,252,551	91.48%
John T. Herron	488,179,634	7,475,877	146,252,551	98.49%
Idalene F. Kesner	485,722,185	9,933,326	146,252,551	98.00%
E. Marie McKee	476,764,242	18,891,269	146,252,551	96.19%
Michael J. Pacilio	489,985,820	5,669,691	146,252,551	98.86%
Thomas E. Skains	479,420,685	16,234,826	146,252,551	96.72%
William E. Webster, Jr.	481,520,946	14,134,565	146,252,551	97.15%

Each director nominee was elected to the Board of Directors with the support of a majority of the votes cast.

• Ratification of Deloitte & Touche LLP as the Corporation’s independent registered public accounting firm for 2022

Votes For	Votes Against	Abstain	Broker Non-Votes	Votes Cast FOR Votes Cast FOR + AGAINST	Votes Cast FOR Votes Cast FOR + AGAINST + ABSTAIN
602,556,296	36,543,916	2,807,850	N/A	94.28%	93.86%

The ratification of Deloitte & Touche LLP as the Corporation’s independent registered public accounting firm for 2022 received the support of a majority of the shares represented.

• Advisory vote to approve the Corporation’s named executive officer compensation

Votes For	Votes Against	Abstain	Broker Non-Votes	Votes Cast FOR Votes Cast FOR + AGAINST	Votes Cast FOR Votes Cast FOR + AGAINST + ABSTAIN
456,658,582	34,543,467	4,453,462	146,252,551	92.96%	92.13%

The advisory vote to approve the Corporation’s named executive officer compensation received the support of a majority of the shares represented.

• Shareholder proposal regarding shareholder right to call for a special shareholder meeting

Votes For	Votes Against	Abstain	Broker Non-Votes	Votes Cast FOR Votes Cast FOR + AGAINST	Votes Cast FOR Votes Cast FOR + AGAINST + ABSTAIN
179,386,510	311,466,518	4,802,483	146,252,551	36.54%	36.19%

The shareholder proposal regarding shareholder right to call for a special shareholder meeting failed to receive the support of a majority of the shares represented.

(c) Not applicable.

(d) Not applicable

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION
/s/ DAVID S. MALTZ
David S. Maltz
Vice President, Legal, Chief Governance Officer and Assistant Corporate Secretary
Dated: May 11, 2022